Bogle Investment Management Small Cap Growth Fund

                 (an Investment Portfolio of The RBB Fund, Inc.)

                       STATEMENT OF ADDITIONAL INFORMATION

                         (as revised February 15, 2000)

         This Statement of Additional Information provides supplementary information pertaining to shares of two classes, Institutional Shares and Investor Shares (collectively, the "Shares"), representing interests in the Bogle Investment Management Small Cap Growth Fund (the "Fund") of The RBB Fund, Inc. ("RBB"). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's Prospectus dated September 15, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained by calling toll-free (877) 264-5346. This Statement of Additional Information is dated September 15, 1999.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
         General.............................................................2
         Investment Objective And Policies...................................2
         Investment Limitations.............................................16
         Directors And Officers.............................................18
         Investment Advisory, Distribution And Servicing Arrangements.......22
         Fund Transactions..................................................25
         Purchase And Redemption Information................................27
         Valuation Of Shares................................................29
         Performance Information............................................30
         Taxes .............................................................32
         Description Of Shares..............................................32
         Additional Information Concerning Fund Shares......................35
         Miscellaneous......................................................36
         Financial Statements...............................................46
         Appendix A........................................................A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RBB OR ITS DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY RBB OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     GENERAL

         RBB is an open-end management investment company currently operating or proposing to operate eighteen separate investment portfolios. RBB is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This Statement of Additional Information pertains to the Institutional and Investor Shares representing interests in the Bogle Investment Management Small Cap Growth Fund offered by the Prospectus dated September 15, 1999. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations.

         Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

FUTURES

         FUTURES CONTRACTS. The Fund may invest in futures contracts and options on futures contracts (including S&P 500 Index futures, Russell 2000 Index futures, and options on such futures described below). When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

         The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

         If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

         The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

         The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the future contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

         CORRELATION OF PRICE CHANGES. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

         LIQUIDITY OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

         INDEX FUTURES AND RELATED OPTIONS. An Index Futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor's 500 Composite Stock Price Index or the Russell 2000 Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.

         RISKS OF FUTURES TRANSACTIONS. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser's ability to predict correctly movements in the direction of the market.

PUT AND CALL OPTIONS

         The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

         PURCHASING PUT OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

         The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

         PURCHASING CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         The Fund will purchase call options only in connection with "closing purchase transactions." The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

         WRITING PUT OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         WRITING CALL OPTIONS. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

         COMBINED OPTION POSITIONS. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         OPTIONS ON INDICES/UNLISTED OVER-THE-COUNTER OPTIONS. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

         RISKS OF OPTIONS TRANSACTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. RBB, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on such contracts.

         The Fund's limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

SHORT SALES

         Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

         The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SHORT SALES "AGAINST THE BOX"

         In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund's net assets and will not engage in short sales against the box for speculative purposes.

         A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

SECTION 4(2) PAPER

         "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below and Appendix "A" for a list of commercial paper ratings.

RIGHTS OFFERINGS AND PURCHASE WARRANTS

         Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

ILLIQUID SECURITIES

         The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INVESTING IN SMALL CAPITALIZATION COMPANIES

         Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

FOREIGN SECURITIES

         In pursuing its investment objective, the Fund's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the prospectus and in this Statement of Additional Information.

         ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

EQUITY SWAPS

         The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

         The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

INVESTMENT COMPANY SECURITIES

         The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Fund presently intends to invest in other investment companies only as investment vehicles for short-term cash. The Fund will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

REPURCHASE AGREEMENTS

         The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. Securities subject to repurchase agreements will be held by RBB's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

U.S. GOVERNMENT OBLIGATIONS

         Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

LENDING OF FUND SECURITIES

         The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33-1/3% of the value of its total assets.

BORROWING MONEY

         As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate its assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

TEMPORARY INVESTMENTS

         The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

PORTFOLIO TURNOVER

         Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

         The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as the last ten years.

         Although tax considerations should not typically drive investment decisions, Bogle Investment Management advises all of its investors to consider their ability to allocate tax-deferred assets (such as IRAs and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options. Generally, investors will earn better after-tax returns investing tax-advantaged assets in active strategies, while using very low turnover passive strategies for their taxable investments.

         The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 150% to 200% during its first fiscal year.

                             INVESTMENT LIMITATIONS

         The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). The Fund may not:

      1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's assets may be invested without regard to such limitation.

      2. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

      3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

      4. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to RBB, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

      5. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

      6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

      7. Purchase or sell real estate or real estate limited Fund interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

      8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

      9. Invest in oil, gas or mineral-related exploration or development programs or leases.

      10. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

      11. Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

      12. Issue any senior security, as defined in section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

      13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                                      * * *

         If a percentage restriction under one of the Fund's investment policies or limitations or the use of assets is adhered to at the time of a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                             DIRECTORS AND OFFICERS

                  The directors of RBB are responsible for deciding matters of general policy and reviewing the actions of the investment adviser, distributor and transfer agent as well as other service providers. The officers of RBB conduct and supervise the Fund's daily business operations.

                  The directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are:

                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                       POSITION WITH FUND                 DURING PAST FIVE YEARS
------------------------                       ------------------                 ----------------------
*Arnold M. Reichman - 50                       Director                           Chief Operating Officer of Warburg Pincus
466 Lexington Avenue                                                              Asset Management, Inc.; Executive Officer
12th Floor                                                                        and Director of Counselors Securities Inc.;
New York, NY  10017                                                               Director/Trustee of various investment
                                                                                  companies advised by Warburg Pincus Asset
                                                                                  Management, Inc.; Prior to 1997, Managing
                                                                                  Director of Warburg Pincus Asset Management,
                                                                                  Inc.

*Robert Sablowsky - 60                         Director                           Senior Vice President of Fahnestock Co.,
Fahnestock & Company, Inc.                                                        Inc. (a registered broker-dealer); Prior to
125 Broad Street                                                                  October 1996, Executive Vice President of
New York, NY  10004                                                               Gruntal & Co., Inc. (a registered
                                                                                  broker-dealer).

Francis J. McKay - 62                          Director                           Since 1963, Executive Vice President, Fox
Fox Chase Cancer Institute                                                        Chase Cancer Center (biomedical research and
7701 Burholme Avenue                                                              medical care).
Philadelphia, PA  19111

Marvin E. Sternberg - 64                       Director                           Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                                          President, Moyco Industries, Inc.
200 Commerce Drive                                                                (manufacturer of dental supplies and
Montgomeryville, PA  18936                                                        precision coated abrasives).

Julian A. Brodsky - 65                         Director                           Director and Vice Chairman, since 1969
1500 Market Street                                                                Comcast Corporation (cable television and
35th Floor                                                                        communications); Director, Comcast U.K.
Philadelphia, PA  19102


                                                                                  PRINCIPAL OCCUPATION
NAME AND ADDRESS AND AGE                       POSITION WITH FUND                 DURING PAST FIVE YEARS
------------------------                       ------------------                 ----------------------
Donald van Roden - 74                          Director and Chairman of the       Self-employed businessman.  From February
1200 Old Mill Lane                             Board                              1980 to March 1987, Vice Chairman,
Wyomissing, PA  19610                                                             SmithKline Beecham Corporation
                                                                                  (pharmaceuticals); Director AAA Mid-Atlantic
                                                                                  (auto service); Director, Keystone Insurance
                                                                                  Co.

Edward J. Roach - 74                           President and Treasurer            Certified Public Accountant; Vice Chairman
Bellevue Park Corporate                                                           of the Board, Fox Chase Cancer Center;
Center                                                                            Trustee Emeritus, Pennsylvania School for
400 Bellevue Parkway                                                              the Deaf; Trustee Emeritus, Immaculata
Wilmington, DE  19809                                                             College; President and Treasurer of Municipal
                                                                                  Fund for New York Investors, Inc. (advised by
                                                                                  BlackRock Institutional Management); Vice
                                                                                  President and Treasurer of various investment
                                                                                  companies advised by BlackRock Institutional
                                                                                  Management Corporation; Treasurer of the Chestnut
                                                                                  Street Exchange Fund.

Morgan R. Jones - 59                           Secretary                          Chairman, the law firm of Drinker Biddle &
Drinker Biddle & Reath LLP                                                        Reath LLP; Director, Nobel Learning
One Logan Square                                                                  Communities, Inc.; Secretary, Petroferm, Inc.
18th and Cherry Streets
Philadelphia, PA  19103-6996

*        Each of Mr. Sablowsky and Mr. Reichman is an "interested person" of RBB, as that term is defined in the
1940 Act, by virtue of his position with Fahnestock Co., Inc. and Counsellors Securities Inc., respectively, each a registered broker-dealer.

                  Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

                  Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

                  Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.

                  RBB pays directors who are not "affiliated persons" (as that term is defined in the 1940 Act) of any investment adviser or sub-adviser of the Fund or the Distributor and Mr. Sablowsky, who is considered to be an affiliated person, $12,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors who are not affiliated persons of RBB and Mr. Sablowsky are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1998, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                             DIRECTORS' COMPENSATION


                                                 PENSION OR
                                                 RETIREMENT
                                                 BENEFITS       ESTIMATED
                               AGGREGATE         ACCRUED AS     ANNUAL
                               COMPENSATION      PART OF FUND   BENEFITS UPON
  NAME OF PERSON/POSITION      FROM REGISTRANT   EXPENSES       RETIREMENT
  -----------------------      ---------------   ---------      -----------
  Julian A. Brodsky,              $16,000            N/A            N/A
  Director
  Francis J. McKay,               $18,000            N/A            N/A
  Director
  Arnold M. Reichman,             $ - 0 -            N/A            N/A
  Director
  Robert Sablowsky,               $18,000            N/A            N/A
  Director
  Marvin E. Sternberg,            $17,000            N/A            N/A
  Director
  Donald van Roden,               $23,000            N/A            N/A
  Director and Chairman

----------------------

                  On October 24, 1990, RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Messrs. Jones and Malloy are partners, receives legal fees as counsel to RBB. No officer, director or employee of Bogle Investment Management, L.P. or the Distributor currently receives any compensation from RBB.

          INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS

ADVISORY AGREEMENT

         Bogle Investment Management, L.P. (the "Adviser") renders advisory services to the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated September 15, 1999. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund's average daily net assets. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations and, accordingly, the Adviser has received no advisory fees from the Fund. For the Fund's first year of operations, the Adviser intends to waive its fees to .80% as disclosed in the Prospectus. There can be no assurance that the Adviser will continue such waivers indefinitely. John C. Bogle, Jr., the Fund's portfolio manager, is the Adviser and currently serves as its President.

         Subject to the supervision of RBB's Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

         The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(b) expenses of organizing RBB that are not attributable to a class of RBB; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; and (g) the cost of investment company literature and other publications provided by RBB to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

         If the expenses borne by the Fund in any fiscal year exceed the most restrictive applicable expense limitations imposed by the securities regulations of any state in which the shares of the Fund are registered or qualified for sale to the public, the Adviser shall reimburse the Fund for any excess up to the amount of the fees payable by the Fund to it during such fiscal year in the same proportion that its fees bear to the total fees paid by RBB for investment advisory services in respect of the Fund; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Adviser shall reimburse the Fund for such excess expenses regardless of the amount of such fees payable to it during such fiscal year to the extent that the securities regulations of any state in which the shares are registered or qualified for sale so require.

         Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by RBB or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         The Advisory Agreement was approved on July 28, 1999 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties ("Disinterested Directors"). Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2000. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, PROVIDED such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by RBB's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement is terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days' written notice to the Fund. The Advisory Agreement was approved by written consent of the Fund's sole shareholder. The Advisory Agreement terminates automatically in the event of assignment thereof.

         The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund's name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and RBB has agreed to execute and deliver any and all documents required to indicate its consent to such use.

         The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by RBB, whether in the Prospectus, Statement of Additional Information or otherwise, without the Adviser's prior written consent, which consent shall not be unreasonably withheld. In each case, RBB has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

CUSTODIAN AGREEMENTS

         PFPC Trust Company ("PFPC Trust"), 200 Stevens Drive, Lester, Pennsylvania 19113, is custodian of the Fund's assets pursuant to a custodian agreement dated as of September 15, 1999, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Fund's operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds RBB harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PFPC Trust receives a fee calculated at .03% of the Fund's average daily net assets.

TRANSFER AGENCY AGREEMENTS

         PFPC Inc. ("PFPC"), an affiliate of PNC Bank with offices at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,
(c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee at the annual rate of $10 per account for the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

ADMINISTRATION AGREEMENT

         PFPC also serves as the Fund's administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of September 15, 1999, (the "Administration Agreement"). PFPC has agreed to calculate the Fund's net asset value, provide all accounting services for the Fund and assist in related aspects of the Fund's operations. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee calculated at an annual rate of .115% of the Fund's average daily net assets, exclusive of out-of-pocket expenses and pricing charges. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations and, accordingly, PFPC has received no fees from the Fund pursuant to the Administration Agreement.

DISTRIBUTION AND SHAREHOLDER SERVICING

         PDI, Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serves as distributor of the Shares pursuant to the terms of a distribution agreement dated as of September 15, 1999 (the "Distribution Agreement") entered into by PDI and RBB. No compensation is payable by RBB to PDI for distribution services with respect to the Fund. The Shareholder Services Plan (the "Plan") provides that the Fund will pay PDI a fee calculated at an annual rate of up to .25% of the average daily net assets of the Fund's Investor Shares in consideration for certain Shareholder and Administrative Services. Services performed by PDI include ongoing servicing and/or maintenance of the accounts of shareholders of the Fund's Investor Class, as set forth in the Plan ("Shareholder Services"), and sub-transfer agency services, subaccounting services or administrative services, as set forth in the Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of PDI related to providing Services; and (ii) payment made to, and reimbursement of expenses of, financial institutions who provide Services to beneficial owners of Investor Shares ("Shareholder Servicing Agents") including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund. As of the date of this Statement of Additional Information, the Fund had not commenced investment operations and, accordingly, no fees have been paid pursuant to the Plan.

ADMINISTRATIVE SERVICES AGENT

         PDI provides certain administrative services to the Institutional shares of the Fund that are not provided by PFPC. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the Institutional shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of the Institutional shares of the Fund's average daily net assets. PDI is currently waiving fees in excess of .03% of the Institutional shares of the Fund's average daily net assets.

                                FUND TRANSACTIONS

         Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund's portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

         When the "best execution" criteria are satisfied, those broker-dealers who supplement the Adviser's capabilities with research, quotation and consulting services and computer data, hardware and software materials may be selected by the Adviser to provide brokerage services.

           Ongoing research and market data feeds are critical elements of the Adviser's investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services which assist the Adviser in carrying out its investment and trading decisions. These services include: trading, research and portfolio management systems consulting, periodicals and seminars, prime brokerage, custody and clearance services, data services, trading consulting, telephone lines, trading and data feeds, proxy research, and trading communication services. In some cases the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service which provides administrative or other non-research services is paid for by the Adviser in hard dollars.

         All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund's or a particular client's transactions and the use of any or all of that broker-dealer's research material in relation to the Fund or that client's account. The Adviser may pay a broker-dealer's brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer.

         The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by RBB's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

         In no instance will portfolio securities be purchased from or sold to PDI, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         Corporate debt and U.S. Government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                       PURCHASE AND REDEMPTION INFORMATION

         Institutional Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Purchase orders for Investor Shares may be placed through a financial intermediary. Institutional and Investor Shares may also be purchased directly from the Fund at net asset value per share, by mail or by wire.

         The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

         Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

         An illustration of the computation of the Fund's public offering price per share, based on the value of the Fund's net assets as of the date the Fund commenced investment operations, is as follows:

   ======================================= =====================
   Net assets                                    $12.00
   ======================================= =====================
   Outstanding shares                              1
   ======================================= =====================
   Net asset value per share                     $12.00
   ======================================= =====================
   Maximum sales charge                            --
   ======================================= =====================
   Maximum Offering Price to Public              $12.00
   ======================================= =====================


                               VALUATION OF SHARES

         The net asset value per share of the Fund is calculated as of the close of regular trading hours (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("Exchange") is open. Currently, the Exchange is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges are valued using the closing price or the last sale price on the day the securities are valued or, lacking any sales on such day, the last available quote or last bid price is normally used. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Net asset value per share is calculated by adding the value of the securities, cash and other assets attributable to a class, subtracting the actual and accrued liabilities attributable to the same class, and dividing the result by the number of outstanding shares of the class.

         In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors.

                             PERFORMANCE INFORMATION

         TOTAL RETURN. For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:

         P(1 + T)n = ERV

         Where:              P =    hypothetical initial payment of $1,000

                             T =    average annual total return

                             n =    number of years (1, 5 or 10)

                           ERV =    ending redeemable value at the
                                            end of the 1, 5 or 10 year periods
                                            (or fractional portion thereof) of
                                            a hypothetical $1,000 payment made
                                            at the beginning of the 1, 5 or 10
                                            year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

                  The formula for calculating aggregate total return is as follows:

                                                ERV
                     Aggregate Total Return = [(----) - 1]
                                                 P

                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

         PERFORMANCE. From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

         When considering average total return figures for periods longer than one year, it is important to note that the Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions) and would be quoted separately for each class of the Fund's shares. Investors should note that total return figures are based on historical returns and are not intended to indicate future performance.

         As of the date of this Statement of Additional Information, the Fund has not commenced investment operations and, accordingly, no performance figures are available.

         In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (2) with its benchmark index, as well as the

S&P 500 or (3) other appropriate indices of investment securities or with data developed by the Adviser derived from such indices. Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications.

         In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of its portfolio managers and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology, underlying stock selection or the Fund's investment objective. The Fund may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stock on a portfolio otherwise composed of domestic securities. In addition, the Fund may from time to time compare its expense ratios to those of investment companies with similar objectives and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                                      TAXES

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding.

                              DESCRIPTION OF SHARES

         RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Classes NNN and OOO constitute the Bogle Investment Management Small Cap Growth Classes, described herein. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                   NUMBER OF                                                  NUMBER OF
                                   AUTHORIZED                                                 AUTHORIZED
CLASS OF COMMON STOCK           SHARES (MILLIONS)          CLASS OF COMMON STOCK           SHARES (MILLIONS)
=================================================      =====================================================
A (Growth & Income)                    100             YY (Schneider Capital Small Cap
                                                       Value)                                      100
B                                      100             ZZ                                          100
C (Balanced)                           100             AAA                                         100
D  (Tax-Free)                          100             BBB                                         100
E (Money)                              500             CCC                                         100
F (Municipal Money)                    500             DDD (Boston Partners
                                                       Institutional Micro Cap)                    100
G (Money)                              500             EEE (Boston Partners Investors
                                                       Micro Cap)                                  100
H (Municipal Money)                    500             FFF                                         100
I (Sansom Money)                      1500             GGG                                         100
J (Sansom Municipal Money)             500             HHH                                         100
K (Sansom Government Money)            500             III (Boston Partners
                                                       Institutional Market Neutral)               100
L (Bedford Money)                     1500             JJJ (Boston Partners Investors
                                                       Market Neutral)                             100
M (Bedford Municipal Money)            500             KKK (Boston Partners
                                                       Institutional Long-Short Equity)            100
N (Bedford Government Money)           500             LLL (Boston Partners Investors
                                                       Long-Short Equity)                          100
O (Bedford N.Y. Money)                 500             MMM  (n/i numeric Small Cap Value)          100
P (RBB Government)                     100             Class NNN (Bogle Investment
                                                       Management Institutional Small
                                                       Cap Growth)                                 100
Q                                      100             Class OOO (Bogle Investment
                                                       Management Investors Small Cap
                                                       Growth)                                     100
R (Municipal Money)                    500             Janney (Money)                             3000
S (Government Money)                   500             Janney (Municipal Money)                    200
T                                      500             Janney (Government Money)                   700
U                                      500             Janney (N.Y. Money)                         100
V                                      500             Select (Money)                              700
W                                      100             Beta 2 (Municipal Money)                      1
X                                       50             Beta 3 (Government Money)                     1
Y                                       50             Beta 4 (N.Y. Money)                           1
Z                                       50             Principal Class (Money)                     700
AA                                      50             Gamma 2 (Municipal Money)                     1
BB                                      50             Gamma 3 (Government Money)                    1
CC                                      50             Gamma 4 (N.Y. Money)                          1
DD                                     100             Delta 1 (Money)                               1
EE                                     100             Delta 2 (Municipal Money)                     1
FF (n/i numeric Micro Cap)              50             Delta 3 (Government Money)                    1
GG (n/i numeric Growth)                 50             Delta 4 (N.Y. Money)                          1
HH (n/i numeric Growth & Value)         50             Epsilon 1 (Money)                             1
II                                     100             Epsilon 2 (Municipal Money)                   1
JJ                                     100             Epsilon 3 (Government Money)                  1
KK                                     100             Epsilon 4 (N.Y. Money)                        1
LL                                     100             Zeta 1 (Money)                                1
MM                                     100             Zeta 2 (Municipal Money)                      1
NN                                     100             Zeta 3 (Government Money)                     1
OO                                     100             Zeta 4 (N.Y. Money)                           1

                                   NUMBER OF                                                  NUMBER OF
                                   AUTHORIZED                                                 AUTHORIZED
CLASS OF COMMON STOCK           SHARES (MILLIONS)          CLASS OF COMMON STOCK           SHARES (MILLIONS)
=================================================      =====================================================
PP                                     100             Eta 1 (Money)                                 1
QQ (Boston Partners Institutional                      Eta 2 (Municipal Money)                       1
Large Cap)                             100
RR (Boston Partners Investors Large                    Eta 3 (Government Money)                      1
Cap)                                   100
SS (Boston Partners Advisor Large                      Eta 4 (N.Y. Money)                            1
Cap)                                   100
TT (Boston Partners Investors Mid                      Theta 1 (Money)                               1
Cap)                                   100
UU (Boston Partners Institutional                      Theta 2 (Municipal Money)                     1
Mid Cap)                               100
VV (Boston Partners Institutional                      Theta 3 (Government Money)                    1
Bond)                                  100
WW (Boston Partners Investors Bond)    100             Theta 4 (N.Y. Money)                          1
XX (n/i numeric Larger Cap)             50

         The classes of Common Stock have been grouped into 15 separate "families": the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.

                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

         Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of RBB will be fully paid and non-assessable.

         RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

         Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of RBB may elect all of the directors.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by RBB's Charter, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).

                                  MISCELLANEOUS

         COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, serves as counsel to RBB and RBB's non-interested directors.

         INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants.

         CONTROL PERSONS. As of the date of the Statement of Additional Information, Bogle Investment Management, L.P., the Fund's initial shareholder, owned all of the Fund's outstanding Shares.

           As of June 29, 1999, to the Company's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of the Company indicated below. See "Additional Information Concerning Fund Shares" above. The Company does not know whether such persons also beneficially own such shares.

------------------- ---------------------------------------------- ------------
FUND NAME           SHAREHOLDER NAME AND                            PERCENTAGE
                    ADDRESS                                        OF FUND HELD
------------------- ---------------------------------------------- ------------
BEDFORD MUNICIPAL   Gabe Nechamkin                                 16.124%
MONEY MARKET        27 Much More Road
                    Harrison, NY 10528-1109
------------------- ---------------------------------------------- ------------
CASH PRESERVATION   Harold T. Erfer                                6.817%
MONEY MARKET        414 Charles Ln.
                    Wynnewood, PA 19096
------------------- ---------------------------------------------- ------------
                    Marian E. Kunz                                 19.163%
                    52 Weiss Ave.
                    Flourtown, PA 19031
------------------- ---------------------------------------------- ------------
                    Karen M. McElhinny and Contribution Account    8.834%
                    4943 King Arthur Dr.
                    Erie, PA 16506
------------------- ---------------------------------------------- ------------
                    Luanne M. Garvey and Robert J. Garvey          7.187%
                    2729 Woodland Ave.
                    Trooper, PA 19403
------------------- ---------------------------------------------- ------------
                    John Robert Estrada and Shirley Ann Estrada    6.744%
                    1700 Raton Dr.
                    Arlington, TX 76018
------------------- ---------------------------------------------- ------------
                    Dominic and Barbara Pisciotta and              13.121%
                    Successors in Tr. Under the Dominic Trst.
                    And Barbara Pisciotta Caring Tr. Dtd.
                    01/24/92
                    207 Woodmere Way
                    St. Charles, MO 63303
------------------- ---------------------------------------------- ------------
                    Michael W. Preble                              8.798%
                    1505 W. Cheyenne Dr.
                    Chandler, AZ 85224
------------------- ---------------------------------------------- ------------
SAMSON STREET       Saxon and Co.                                  72.810%
MONEY MARKET        FBO Paine Webber
                    A/C 32 32 400 4000038
                    P.O. Box 7780 1888
                    Phila., PA 19182
------------------- ---------------------------------------------- ------------
                    Saxon and Co.                                  27.190%
                    c/o PNC Bank, N. A.
                    F3-F076-02-2
                    200 Stevens Drive Ste. 260/ACI
                    Lester, PA 19113
------------------- ---------------------------------------------- ------------

------------------- ---------------------------------------------- ------------
    FUND NAME           SHAREHOLDER NAME AND                       PERCENTAGE
                               ADDRESS                             OF FUND HELD
------------------- ---------------------------------------------- ------------
CASH PRESERVATION   Gary L. Lange                                  75.071%
MUNICIPAL MONEY     and Susan D. Lange
MARKET              JT TEN
                    837 Timber Glen Ln.
                    Ballwin, MO 63021-6066
------------------- ---------------------------------------------- ------------
RBB SELECT MONEY    Warburg Pincus Capital Appreciation Fund       11.909%
MARKET              Attn. Joe Gajewski / PFPC, Inc.
                    MS W3-F400-03-2
                    400 Bellevue Parkway
                    Wilmington, DE 19809
------------------- ---------------------------------------------- ------------
                    Warburg Pincus Emerging Growth Fund            30.636%
                    Attn. Joe Gajewski / PFPC, Inc.
                    MS W3-F400-03-2
                    400 Bellevue Parkway
                    Wilmington, DE 19809
------------------- ---------------------------------------------- ------------
                    Warburg Pincus Growth & Income Fund            12.423%
                    Attn. Joe Gajewski / PFPC, Inc.
                    MS W3-F400-03-2
                    400 Bellevue Parkway
                    Wilmington, DE 19809
------------------- ---------------------------------------------- ------------
                    Warburg Pincus Trust Small Company             11.664%
                    Growth Portfolio
                    Attn. Joe Gajewski / PFPC, Inc.
                    MS W3-F400-03-2
                    400 Bellevue Parkway
                    Wilmington, DE 19809
------------------- ---------------------------------------------- ------------
                    Warburg Pincus International Equity Fund       7.363%
                    Attn. Joe Gajewski / PFPC, Inc.
                    MS W3-F400-03-2
                    400 Bellevue Parkway
                    Wilmington, DE 19809
------------------- ---------------------------------------------- ------------
                    Warburg Pincus Japan Small Company Fund        6.883%
                    Attn. Joe Gajewski / PFPC, Inc.
                    MS W3-F400-03-2
                    400 Bellevue Parkway
                    Wilmington, DE 19809
------------------- ---------------------------------------------- ------------

------------------- ---------------------------------------------- ------------
FUND NAME           SHAREHOLDER NAME AND                           PERCENTAGE
                    ADDRESS                                        OF FUND HELD
------------------- ---------------------------------------------- ------------
N/I MICRO CAP FUND  Charles Schwab & Co. Inc                       13.598%
                    Special Custody Account for the Exclusive
                    Benefit of Customers
                    Attn: Mutual Funds A/C 3143-0251
                    101 Montgomery St.
                    San Francisco, CA 94104
------------------- ---------------------------------------------- ------------
                    Janis Claflin, Bruce Fetzer and                10.529%
                    Winston Franklin
                    Robert Lehman Trst.
                    The John E. Fetzer Institute, Inc.
                    U/A DTD 06-1992
                    Attn: Christina Adams
                    9292 West KL Ave.
                    Kalamazoo, MI 49009
------------------- ---------------------------------------------- ------------
                    Louisa Stude Sarofim Foundation                5.611%
                    Dtd. 01/04/91
                    c/o Nancy Head
                    1001 Fannin 4700
                    Houston, TX 77002
------------------- ---------------------------------------------- ------------
                    Public Inst. For Social Security               14.762%
                    1001 19th St., N. 16th Flr.
                    Arlington, VA 22209
------------------- ---------------------------------------------- ------------
N/I GROWTH FUND     Charles Schwab & Co. Inc                       7.944%
                    Special Custody Account for the Exclusive
                    Benefit of Customers
                    Attn: Mutual Funds
                    101 Montgomery St.
                    San Francisco, CA 94104
------------------- ---------------------------------------------- ------------
                    Citibank North America Inc.                    37.749%
                    Trst. Sargent & Lundy Retirement Trust
                    Dtd. 06/01/96
                    Mutual Fund Unit
                    Bld. B Floor 1 Zone 7
                    3800 Citibank Center Tampa
                    Tampa, FL 33610-9122
------------------- ---------------------------------------------- ------------
                    Louisa Stude Sarofim Foundation                5.483%
                    c/o Nancy Head
                    Dtd. 01/04/91
                    1001 Fannin 4700
                    Houston, TX 77002
------------------- ---------------------------------------------- ------------

------------------- ---------------------------------------------- ------------
FUND NAME           SHAREHOLDER NAME AND                           PERCENTAGE
                    ADDRESS                                        OF FUND HELD
------------------- ---------------------------------------------- ------------
                    U.S. Equity Investment Portfolio LP            11.870%
                    1001 N. US Hwy. One Suite 800
                    Jupiter, FL 33477
------------------- ---------------------------------------------- ------------
N/I GROWTH AND      Charles Schwab & Co. Inc.                      25.111%
VALUE FUND          Special Custody Account for the Exclusive
                    Benefit of Customers
                    Attn: Mutual Funds
                    101 Montgomery St.
                    San Francisco, CA 94104
------------------- ---------------------------------------------- ------------
                    National Investors Services Corp.              6.684%
                    For the Exclusive Bene. Of our Customers
                    S. 55 Water St. 32nd Floor
                    New York, NY 10041-3299
------------------- ---------------------------------------------- ------------
N/I LARGER CAP      Charles Schwab & Co. Inc                       48.394%
VALUE FUND          Special Custody Account for the Exclusive
                    Benefit of Customers
                    Attn: Mutual Funds
                    101 Montgomery St.
                    San Francisco, CA 94104
------------------- ---------------------------------------------- ------------
                    FTC & Co.                                      8.732%
                    Attn: Datalynx 241
                    Attn: Datalynx 273
                    P. O. Box 173736
                    Denver, CO 80217-3736
------------------- ---------------------------------------------- ------------
                    NFSC FEBO 108-436631                           9.476%
                    FMT c/o Cust. IRA Rollover
                    FBO  Warren E. Shaw
                    84 Rye Rd.
                    Rye, NY 10580
------------------- ---------------------------------------------- ------------
N/I SMALL CAP VALUE State Street Bank and Trust Company            55.108%
FUND                FBO Yale Univ. Ret. Pl. for Staff Emp.
                    State Street Bank & Tr. Co. Master Tr. Div.
                    Attn: Kevin Sutton
                    Solomon Williard Bldg.
                    One Enterprise Dr.
                    North Quincy, MA 02171
------------------- ---------------------------------------------- ------------
                    Yale University                                27.410%
                    Trst. Yale University Ret. Health Bene. Tr.
                    Attention: Seth Alexander
                    230 Prospect St.
                    New Haven, CT 06511
------------------- ---------------------------------------------- ------------

------------------- ---------------------------------------------- ------------
FUND NAME           SHAREHOLDER NAME AND                           PERCENTAGE
                    ADDRESS                                        OF FUND HELD
------------------- ---------------------------------------------- ------------
BOSTON PARTNERS     Dr. Jane M. Davisson                           16.129%
LARGE CAP FUND INST Trst. Mary Black Foundation, Inc.
SHARES              Bell Hill- 945 E. Main St.
                    Spartanburg, SC 29302
------------------- ---------------------------------------------- ------------
                    Charles Schwab & Co., Inc.                     5.804%
                    Special Custody Account for Bene. of Cust.
                    Attn: Mutual Funds
                    101 Montgomery St.
                    San Francisco, CA 94104
------------------- ---------------------------------------------- ------------
                    Swanee Hunt and Charles Ansbacher Trst         7.804%
                    The Swanee Hunt Family Fund
                    c/o Elizabeth  Alberti
                    168 Brattle St.
                    Cambridge, MA 02138
------------------- ---------------------------------------------- ------------
                    Swanee Hunt and Charles Ansbacher              5.992%
                    Trst.
                    The  Hunt Alternatives Fund
                    c/o Elizabeth  Alberti
                    168 Brattle St.
                    Cambridge, MA 02138
------------------- ---------------------------------------------- ------------
                    Union Bank of California                       7.694%
                    FBO Service Employees BP 610001265-01
                    P. O. Box 85484
                    San Diego, CA 92186
------------------- ---------------------------------------------- ------------
                    US Bank National Association                   14.131%
                    FBO A-Dec Inc. DOT 093098
                    Attn: Mutual Funds A/C 97307536
                    P. O. Box 64010
                    St. Paul, MN 55164-0010
------------------- ---------------------------------------------- ------------
                    Northern Trust Company                         13.412%
                    FBO AEFC Pension Trust
                    A/C 22-53582
                    P. O. Box 92956
                    Chicago, IL 60675
------------------- ---------------------------------------------- ------------
BOSTON PARTNERS     Charles Schwab & Co. Inc.                      50.918%
LARGE CAP FUND      Special Custody Account for Bene. of Cust.
INVESTOR SHARES     Attn: Mutual Funds
                    101 Montgomery St.
                    San Francisco, CA 94104
------------------- ---------------------------------------------- ------------

------------------- ---------------------------------------------- ------------
FUND NAME           SHAREHOLDER NAME AND                           PERCENTAGE
                    ADDRESS                                        OF FUND HELD
------------------- ---------------------------------------------- ------------
                    Jupiter & Co.                                  9.319%
                    c/o Investors Bank
                    PO Box 9130 FPG90
                    Boston, MA 02110
------------------- ---------------------------------------------- ------------
BOSTON PARTNERS     The Northern Trust Company                     5.907%
MID CAP VALUE FUND  FBO Thomas & Betts Master Retirement Trust
INST. SHARES        Attn: Ellen Shea
                    8155 T&B Blvd.
                    Memphis, TN 38123
------------------- ---------------------------------------------- ------------
                    Strafe & Co.                                   5.490%
                    FAO S. A. A. F. Custody
                    A/C 8300022102
                    P. O.  Box 160
                    Westerville, OH 43086-0160
------------------- ---------------------------------------------- ------------
                    John M. Pontius, Jr.                           6.897%
                    FBO Hartwick College
                    West Street
                    Queens, NY 13820
------------------- ---------------------------------------------- ------------
                    MAC & CO.                                      8.824%
                    A/C LEMF5044062
                    Mutual Funds Operations
                    P.O. Box 3198
                    Pittsburgh, PA 15230-3198
------------------- ---------------------------------------------- ------------
BOSTON PARTNERS     National Financial Svcs. Corp. for Exclusive   16.384%
MID CAP VALUE FUND  Bene. of Our Customers
INV SHARES          Sal Vella
                    200 Liberty St.
                    New York, NY 10281
------------------- ---------------------------------------------- ------------
                    Charles Schwab & Co. Inc.                      50.922%
                    Special Custody Account for Bene. of Cust.
                    Attn: Mutual Funds
                    101 Montgomery St.
                    San Francisco, CA 94104
------------------- ---------------------------------------------- ------------
BOSTON PARTNERS     Boston Partners Asset Mgmt. L. P.              28.698%
BOND FUND           Attn: Jan Penney
INSTITUTIONAL       28 State St.
SHARES              Boston, MA 02109
------------------- ---------------------------------------------- ------------

-------------------- --------------------------------------------- ------------
FUND NAME            SHAREHOLDER NAME AND                          PERCENTAGE
                     ADDRESS                                       OF FUND HELD
-------------------- --------------------------------------------- ------------
                     Chiles Foundation                             17.463%
                     111 S.W. Fifth Ave.
                     Ste. 4050
                     Portland, OR 97204
-------------------- --------------------------------------------- ------------
                     The Roman Catholic Diocese of                 44.219%
                     Raleigh, NC
                     General Endowment
                     715 Nazareth St.
                     Raleigh, NC 27606
-------------------- --------------------------------------------- ------------
                     The Roman Catholic Diocese of                 9.580%
                     Raleigh, NC
                     Clergy Trust
                     715 Nazareth St.
                     Raleigh, NC 27606
-------------------- --------------------------------------------- ------------
BOSTON PARTNERS      Charles Schwab & Co. Inc                      81.125%
BOND FUND INVESTOR   Special Custody Account for Bene. of Cust.
SHARES               Attn: Mutual Funds
                     101 Montgomery St.
                     San Francisco, CA 94104
-------------------- --------------------------------------------- ------------
                     Stephen W. Hamilton                           16.094%
                     17 Lakeside Ln.
                     N. Barrington, IL 60010
-------------------- --------------------------------------------- ------------
BOSTON PARTNERS      Desmond J. Heathwood                          8.331%
MICRO CAP VALUE      41 Chestnut St.
FUND- INSTITUTIONAL  Boston, MA 02108
SHARES
-------------------- --------------------------------------------- ------------
                     Boston Partners Asset Mgmt. L. P.             65.909%
                     Attn: Jan Penney
                     28 State St.
                     Boston, MA 02109
-------------------- --------------------------------------------- ------------
                     Wayne Archambo                                6.624%
                     42 DeLopa Circle
                     Westwood, MA 02090
-------------------- --------------------------------------------- ------------
                     David M. Dabora                               6.624%
                     11 White Plains Ct.
                     San Anselmo, CA 94960
-------------------- --------------------------------------------- ------------

------------------- ---------------------------------------------- ------------
FUND NAME           SHAREHOLDER NAME AND                           PERCENTAGE
                    ADDRESS                                        OF FUND HELD
------------------- ---------------------------------------------- ------------
BOSTON PARTNERS     National Financial Services Corp.              32.044%
MICRO CAP VALUE     For the Exclusive Bene. of our Customers
FUND- INVESTOR      Attn: Mutual Funds 5th Floor
SHARES              200 Liberty St.
                    1 World Financial Center
                    New York, NY 10281
------------------- ---------------------------------------------- ------------
                    Charles Schwab & Co., Inc.                     25.822%
                    Special Custody Account for Bene. of Cust.
                    Attn: Mutual Funds
                    101 Montgomery St.
                    San Francisco, CA 94104
------------------- ---------------------------------------------- ------------
                    Scott J. Harrington                            31.406%
                    54 Torino Ct.
                    Danville, CA 94526
------------------- ---------------------------------------------- ------------
BOSTON PARTNERS     Boston Partners Asset Mgmt. L. P.              100.000%
MARKET NEUTRAL      Attn: Jan Penney
FUND- INSTITUTIONAL 28 State St.
SHARES              Boston, MA 02109
------------------- ---------------------------------------------- ------------
BOSTON PARTNERS     Glenn P. Verrette and Laurie Jo Verrette       6.703%
MARKET NEUTRAL      Jt. Ten. Wros.
FUND- INVESTOR      156 Osgood St.
SHARES              Andover, MA 01810
------------------- ---------------------------------------------- ------------
                    Thomas Lannan and Kathleen Lannan              89.967%
                    Jt. Ten. Wros.
                    P. O. Box 312
                    Osterville, MA 02655
------------------- ---------------------------------------------- ------------
SCHNEIDER SMALL     Arnold C. Schneider III                        15.451%
CAP VALUE FUND      SEP IRA
                    826 Turnbridge Rd.
                    Wayne, PA 19087
------------------- ---------------------------------------------- ------------
                    SCM Retirement Plan                            7.652%
                    Profit Sharing Plan
                    460 E. Swedesford Rd. Ste. 1080
                    Wayne, PA 19087
------------------- ---------------------------------------------- ------------
                    Ronald L. Gault                                6.117%
                    IRA
                    439 W. Nelson St.
                    Lexington VA 24450
------------------- ---------------------------------------------- ------------
                    John Frederick Lyness                          14.689%
                    81 Hillcrest Ave.
                    Summit, NJ 07901
------------------- ---------------------------------------------- ------------

------------------- ---------------------------------------------- ------------
FUND NAME           SHAREHOLDER NAME AND                           PERCENTAGE
                    ADDRESS                                        OF FUND HELD
------------------- ---------------------------------------------- ------------
                    Mark Shevitz                                   8.165%
                    Rollover IRA
                    65 Wardell St.
                    Rumson, NJ 07760
-------------------- --------------------------------------------- ------------


                  As of the above date, directors and officers as a group owned less than one percent of the shares of the Company.

         BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Blackrock Investment Management Company ("BIMC"), PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

         BIMC and PNC Bank believe they may perform the services for RBB contemplated by their respective agreements with RBB without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for RBB. If such were to occur, it is expected that the Board of Directors would recommend that RBB enter into new agreements or would consider the possible termination of RBB. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in RBB's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

         SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                              FINANCIAL STATEMENTS

         No financial statements are supplied for the Fund because, as of the date of the Prospectus and this Statement of Additional Information, the Fund had no operating history.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.